--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                 CONSOLIDATED SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------




                                                                January 31, 2000

Dear Shareholder:

      After easing monetary policy three times during the fourth quarter of 1998, the Federal Reserve reversed its trend by raising the Fed funds target rate 75 basis points (to 5.50%) over the course of 1999 in response to robust GDP, low unemployment and rising equity prices. U.S. Treasury yields rose significantly during the past twelve months, with the yield of the 30-year Treasury rising above 6.00% for the first time since May 1998.

      Despite the rise in Treasury yields, continued strong economic growth may spur the Federal Reserve to proactively fight perceived inflation through continued monetary policy tightening in 2000. Until the inflation picture becomes clearer, we expect interest rates to remain largely range-bound. Accordingly, we will continue to seek the most attractive relative value opportunities and utilize our proprietary risk management systems to help the Trust to achieve its investment objectives.

      This report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,





/s/ Laurence D. Fink                                /s/ Ralph L. Schlosstein

Laurence D. Fink                                    Ralph L. Schlosstein
Chairman                                            President

                                                                January 31, 2000


Dear Shareholder:

      We are pleased to present the consolidated semi-annual report for The BlackRock 2001 Term Trust Inc. ("the Trust") for the six months ended December 31, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BTM". The Trust's primary investment objective is to return $10 per share (its initial offering price) to shareholders on or about June 30, 2001. Although there can be no guarantee, BlackRock believes that the Trust can achieve its investment objective. The Trust will seek to achieve its objective by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the period:

                              --------------------------------------------------
                               12/31/99   6/30/99    CHANGE      HIGH      LOW
--------------------------------------------------------------------------------
STOCK PRICE                     $8.875     $9.00     (1.39)%    $9.062   $8.8125
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)           $9.25      $9.39     (1.49)%    $9.39    $9.25
--------------------------------------------------------------------------------
5-YEAR U.S. TREASURY NOTE        6.34%      5.65%    12.21%      6.34%    5.51%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      Despite the complete reversal of last year's 0.75% easing by the Federal Reserve, the expansion of the U.S. economy continues intact. At the end of 1999, the labor markets remain tight, economic growth remains strong and inflation pressures appear restrained by offsetting gains in productivity. However, the factors that should eventually lead to higher interest rates also remain intact: higher equity and commodity prices, a confident consumer, labor markets that continue to tighten and a global recovery that will boost U.S. exports and reduce the trade deficit. Along with consumer confidence, consumer credit continues to advance as evidenced in remarkably strong holiday sales.

      Although the Federal Open Market Committee took no action at their December meeting, this should not be interpreted to mean that the threat of inflationary forces has dissipated. We expect that continued above-trend economic strength, tight labor markets and the need to drain the excess liquidity that the Fed provided the financial markets in the months leading up to Y2K will warrant additional Fed tightening in 2000. Despite our outlook for additional Fed moves we believe that the market has adequately priced in the degree of tightening necessary to successfully engineer an economic slow down later this year.

      Treasury yields increased significantly during the six month period, continuing their year-long slide in price. Over the course of the semi-annual period the yield of the 30-year Treasury has increased by nearly 51 basis points (0.51%). The yield of the 5-Year Treasury posted a net increase of 69 basis points (0.69%), beginning the period at 5.65% and closing on December 31, 1999 at 6.34%. Bond prices, which move inversely to their yields, have continued to be punished as the market reacted to strength of the economy and uncertainty of future Fed action. During the fourth quarter, the short and intermediate sections of the yield curve underperformed the long end of the curve. As we move into 2000, we anticipate a continued flattening of the yield curve as a result of an active Federal Reserve and potential Treasury repurchases of long maturity debt.

      A combination of shrinking supply, and a decline in prepayment rates in response to a reduction in refinancing activity, allowed mortgage securities to outperform the broader investment grade market. Falling bond prices kept mortgages rates near 8%, which has significantly affected refinancing activity reducing an important source of new mortgage origination. For the six month period ending December 31st the LEHMAN BROTHERS MORTGAGE INDEX, mortgages posted a 1.32% total return versus 0.56% for the LEHMAN BROTHERS AGGREGATE INDEX. As the origination of new mortgages continues to decline, the outlook for the mortgage sector is favorable. Despite the rich valuations of mortgages, a likely shortage of yield-oriented products will draw investors to the mortgage sector as they execute their investment plans in 2000.

      Investment grade corporate securities underperformed the broader investment grade bond market during the semi-annual period, as corporates measured by the MERRILL LYNCH U.S. CORPORATE MASTER INDEX returned 0.37%, as compared to the LEHMAN BROTHERS AGGREGATE INDEX'S 0.56%. 1999 was marked by a large supply of corporate bonds due to M&A activity and issuers rushing to market ahead of Y2K. While we believe M&A activity will follow through in 2000, higher rates combined with the increased issuance in 1999 should result in a more moderate supply picture in 2000. Despite a very buoyant economic environment, credit parameters have not been improving in the investment grade corporate bond universe raising concerns about vulnerability to a down turn. As a result, we have generally implemented an "up in credit" strategy in portfolios.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and June 30, 1999 asset composition.


--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
--------------------------------------------------------------------------------
COMPOSITION                                    DECEMBER 31, 1999  JUNE 30, 1999
--------------------------------------------------------------------------------
U.S. Government Securities                             24%             25%
--------------------------------------------------------------------------------
Corporate Bonds                                        23%             20%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                                 16%             15%
--------------------------------------------------------------------------------
Asset-Backed Securities                                 9%              7%
--------------------------------------------------------------------------------
Zero Coupon Bonds                                       8%             12%
--------------------------------------------------------------------------------
Stripped Money Market Instruments                       7%              6%
--------------------------------------------------------------------------------
Interest-Only Mortgage-Backed Securities                3%              4%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs            3%              2%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                   2%              3%
--------------------------------------------------------------------------------
Principal-Only Mortgage-Backed Securities               2%              3%
--------------------------------------------------------------------------------
Taxable Municipal Bonds                                 2%              2%
--------------------------------------------------------------------------------
Adjustable &Inverse Floating Rate Mortgages             1%              1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           RATING % OF CORPORATES
--------------------------------------------------------------------------------
           CREDIT RATING             DECEMBER 31, 1999   JUNE 30, 1999
--------------------------------------------------------------------------------
         AAA or equivalent                   1%               1%
--------------------------------------------------------------------------------
         AA or equivalent                   20%               20%
--------------------------------------------------------------------------------
          A or equivalent                   42%               39%
--------------------------------------------------------------------------------
         BBB or equivalent                  32%               37%
--------------------------------------------------------------------------------
         BB or equivalent                    2%               0%
--------------------------------------------------------------------------------
                N/R                          3%               3%
--------------------------------------------------------------------------------

      In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offer attractive yield spreads over Treasury securities and an emphasis on bonds with maturity dates approximating the Trust's termination date of June 30, 2001. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date.

      Consistent with the Trust's primary investment objective, as the Trust approaches its maturity date, the cash flows are invested into shorter maturity securities. This results in a natural reduction of the amount of net investment income generated by the Trust. Therefore, after an evaluation of the current and anticipated level of the Trust's net investment income, the Board of Directors voted to reduce the Trust's monthly dividend from $0.0333 ($0.40 annualized) to $0.025 ($0.30 annualized) effective with the December 31, 1999 dividend payment.

      During the reporting period, the most significant additions have been in the corporate bond sector and in asset-backed securities. To finance these purchases, the Trust sold zero coupon bonds, U.S. Treasuries, interest-only securities and principal-only securities, as their maturity dates may extend past the Trust's termination date in a rising interest rate environment. The Trust sold these securities to reduce positions that extend past the end of the Trust and increase current cash flows to the Trust.

      As a result of an internal reorganization, effective January 1, 2000, BlackRock Advisors, Inc. has replaced BlackRock Financial Management Inc., a wholly-owned subsidiary of BlackRock Advisors, Inc. as the Advisor of the Trust. The investment management and other personnel responsible for providing services to the Trust did not change as a result of the reorganization. We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in The BlackRock 2001 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,




/s/ Robert S. Kapito                     /s/ Michael P. Lustig

Robert S. Kapito                         Michael P. Lustig
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                 BTM
--------------------------------------------------------------------------------
   Initial Offering Date:                                        July 23, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 12/31/99:                               $8.875
--------------------------------------------------------------------------------
   Net Asset Value as of 12/31/99:                                   $9.25
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 12/31/99 ($8.875)(1):           3.38%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share(2):                        $0.025
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share(2):                     $0.30
--------------------------------------------------------------------------------

----------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2)  Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                      CONSOLIDATED PORTFOLIO OF INVESTMENTS
                          DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

================================================================================
        PRINCIPAL
         AMOUNT                                                      VALUE
RATING*  (000)                     DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------

                     LONG-TERM INVESTMENTS--117.2%
                     MORTGAGE PASS-THROUGHS--17.9%
                     Federal Home Loan Mortgage Corp.,
        $22,248        6.50%, 9/01/25 - 7/01/29 ..............   $   20,975,283
            355        7.50%, 7/01/13 - 10/01/13 .............          351,053
          7,781        8.144%, 12/01/01,
                         7 Year Multifamily ..................        7,773,885
          4,724        8.50%, 2/01/08 ........................        4,808,287
            326      Federal Housing Administration,
                       Ponds at Punaluu,
                       7.625%, 4/01/37 .......................          325,842
                     Federal National Mortgage
                       Association,
        147,662@       6.50%, 6/01/23 - 6/01/29 ..............      139,007,648
        25,833@        7.00%, 10/01/22 - 9/01/29 .............       25,017,718
          4,491        7.50%, 9/01/07 - 7/01/23 ..............        4,418,220
         10,067        7.695%, 5/01/01,
                         7 Year Multifamily ..................       10,081,401
         11,023        7.79%, 2/01/01,
                         7 Year Multifamily ..................       11,064,211
          3,698        8.00%, 3/01/01,
                         7 Year Multifamily ..................        3,716,465
          3,396        8.50%, 11/01/03 - 9/01/10,
                         15 Year Multifamily .................        3,464,316
                     Government National Mortgage
                       Association,
          4,379        8.00%, 1/15/23 - 6/15/24 ..............        4,422,863
                                                                        --------
                                                                     235,427,192
                                                                        --------
                     AGENCY MULTIPLE CLASS MORTGAGE
                     PASS-THROUGHS--3.3%
                     Federal Home Loan Mortgage Corp.,
                       Multiclass Mortgage
                       Participation Certificates,
          2,139        Series 1454, Class 1454-FB,
                         4/15/20 .............................        2,041,138
             93        Series 1563, Class 1563-S,
                         10/15/07 ............................           87,425
             95        Series 1663, Class 1663-A,
                         7/15/23 .............................           92,122
            389        Series 1686, Class 1686-PK,
                         4/15/23 .............................          384,376
          2,355        Series 1944, Class 1944-HA,
                         1/15/25 .............................        2,392,231
          3,644        Series 1990, Class 1990-B,
                         9/15/24 .............................        3,754,758
                     Federal National Mortgage Association,
                       REMIC Pass-Through Certificates,
          1,349        Trust 269, Class 269-1,
                         8/01/22 .............................        1,408,016
          4,402        Trust 1990-144, Class 144-W,
                         12/25/20 ............................        4,539,695
         10,061        Trust 1992-43, Class 43-E,
                         4/25/22 .............................       10,004,833
          2,050        Trust 1993-71, Class 71-PG,
                         7/25/07 .............................        2,029,090
          2,212@       Trust 1993-M2, Class M2-H,
                         11/25/03 ............................        2,178,548
          6,375        Trust 1994-81, Class 81-PE,
                         6/25/18 .............................        6,368,843
          6,162        Trust 1996-T6, Class T6-C,
                         2/26/01 .............................        6,093,663
          1,541        Trust 1996-T6, Class T6-D,
                         2/26/01 .............................        1,518,857
                                                                 --------------
                                                                      42,893,595
                                                                 --------------
                     NON-AGENCY MULTIPLE CLASS
                     MORTGAGE PASS-THROUGHS
AA          190      Collateralized Mortgage Securities Corp.,
                         Series F, Class F4-A, 11/01/15 ......          194,558
                                                                 --------------

                     ADJUSTABLE & INVERSE FLOATING
                     RATE MORTGAGES--1.3%
                     Federal Home Loan Mortgage Corp.,
                       Multiclass Mortgage Participation
                       Certificates,
             23        Series 1512, Class 1512-LA,
                         5/15/08 .............................           21,615
            356        Series 1563, Class 1563-SB,
                         8/15/08 .............................          347,922
            603        Series 1592, Class 1592-NE,
                         12/15/22 ............................          554,732
          1,066        Series 1606, Class 1606-SB,
                         11/15/08 ............................        1,036,684
          2,229        Series 1671, Class 1671-KB,
                         2/15/24 .............................        2,181,561
                     Federal National Mortgage Association,
                       REMIC Pass-Through Certificates,
          3,717        Trust 1992-155, Class 155-SA,
                         10/25/05 ............................        3,759,285
            200        Trust 1993-99, Class 99-SB,
                         7/25/23 .............................          197,920
            230        Trust 1993-117, Class 117-S,
                         7/25/08 .............................          220,624
          1,719        Trust 1993-178, Class 178-SC,
                         9/25/23 .............................        1,643,465
          2,247        Trust 1993-196, Class 196-SM,
                         10/25/08 ............................        1,938,944
          1,544        Trust 1993-214, Class 214-SO,
                         12/25/08 ............................        1,494,963
          1,500        Trust 1993-G17, Class G17-SH,
                         4/25/23 .............................          911,250
            571        Trust 1994-42, Class 42-SM,
                         1/25/24 .............................          560,240
          2,406        Trust 1998-38, Class 38-S,
                         1/18/12 .............................        2,416,713
                                                                 --------------
                                                                     17,285,918
                                                                 --------------

See Notes to Consolidated Financial Statements.

================================================================================
        PRINCIPAL
         AMOUNT                                                      VALUE
RATING*  (000)                     DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------

                       INTEREST ONLY MORTGAGE-BACKED
                       SECURITIES--3.9%
AAA     $123,720       Credit Suisse First Boston Mortgage
                         Securities Corp., Series 1997-C1,
                         Class AX, 6/20/29** .................   $   10,198,406
                       Federal Home Loan Mortgage Corp.,
                         Multiclass Mortgage
                         Participation Certificates,
          5,257        Series G-3, Class G-3-S,
                         4/25/19 .............................          133,637
            956        Series G-29, Class G-29-IA,
                         6/25/20 .............................           66,031
          5,725        Series G-32, Class G-32-PT,
                         2/25/19 .............................          282,627
          1,431        Series G-32, Class G-32-TT,
                         2/25/19 .............................           70,657
             30        Series 113, Class 113-N,
                         5/15/21 .............................          897,006
             11        Series 1185, Class 1185-C,
                         12/15/06 ............................          142,284
             14        Series 1283, Class 1283-X,
                         6/15/22 .............................          394,115
              3        Series 1378, Class 1378-DA,
                         1/15/18 .............................            3,081
             13        Series 1388, Class 1388-G,
                         5/15/06 .............................          145,152
              7        Series 1404, Class 1404-E,
                         1/15/06 .............................           54,605
          5,276        Series 1422, Class 1422-IB,
                         11/15/07 ............................          595,711
          7,396        Series 1605, Class 1605-S,
                         8/15/06 .............................           67,306
          1,647        Series 1617, Class 1617-EB,
                         9/15/23 .............................        1,618,873
          8,289        Series 1621, Class 1621-SJ,
                         10/15/20 ............................          169,753
          7,943        Series 1640, Class 1640-SD,
                         12/15/00 ............................           36,778
          5,416        Series 1849, Class 1849-El,
                         12/15/08 ............................          759,154
         30,750        Series 1954, Class 1954-MD,
                         3/15/16 .............................        2,561,775
                       Federal National Mortgage Association,
                         REMIC Pass-Through Certificates,
              4        Trust 1991-29, Class 29-J,
                         4/25/21 .............................          134,372
             12        Trust 1991-80, Class 80-Q,
                         7/25/21 .............................          329,783
             12        Trust 1991-G46, Class G46-K,
                         12/25/09 ............................          298,844
         24,199        Trust 1993-G31, Class G31-PS,
                         8/25/18 .............................          375,083
          1,532        Trust 1993-68, Class 68-PJ,
                         11/25/06 ............................           79,043
          7,008        Trust 1993-82, Class 82-SA,
                         5/25/23 .............................          182,343
          3,253        Trust 1993-141, Class 141-PW,
                         6/25/18 .............................          148,217
         34,040        Trust 1993-202, Class 202-SL,
                         11/25/23 ............................        1,066,126
         11,627        Trust 1993-240, Class 240-PS,
                         9/25/12 .............................          166,619
          7,300        Trust 1996-24, Class 24-SB,
                         10/25/08 ............................        1,372,911
          9,471        Trust 1996-40, Class 40-SG,
                         3/25/09 .............................        2,843,932
          1,321        Trust 1996-54, Class 54-SM,
                         9/25/23 .............................          250,766
         47,013        Trust 1997-35, Class 35-SB,
                         3/25/09 .............................          676,255
         23,700        Trust 1997-50, Class 50-HK,
                         8/25/27 .............................        7,458,767
         12,720        Trust 1998-3, Class 3-SC,
                         2/18/28 .............................          178,879
                       Merrill Lynch Mortgage Investors, Inc.,
AAA      66,932        Series 1997-C2, Class IO,
                         12/10/29 ............................        4,345,512
AAA      47,653        Series 1998-C2, Class IO,
                         2/15/30 .............................        3,411,739
AAA          26        Merrill Lynch Trust,
                         Series 43, Class 43-F, 8/27/15 ......          121,136
                       Morgan Stanley Capital Inc.,
AAA     112,525        Series 1998-HF1, Class HF1-X,
                         2/15/18 .............................        6,046,776
AAA      98,995        Series 1998-WF2, Class WF2-X,
                         4/15/23 .............................        3,870,200
                                                                 --------------
                                                                     51,554,254
                                                                 --------------
                       PRINCIPAL ONLY MORTGAGE-BACKED
                       SECURITIES--2.8%
                       Federal Home Loan Mortgage Corp.,
                         Multiclass Mortgage
                         Participation Certificates,
            383        Series 1338, Class 1338-Q,
                         8/15/07 .............................          323,903
          4,714        Series 1662, Class 1662-PO,
                         1/15/09 .............................        3,739,055
            134        Series 1664, Class 1664-C,
                         11/15/23 ............................          132,411
          2,165        Series 1721, Class 1721-OC,
                         5/15/24 .............................        1,158,968
          3,289        Series 1870, Class 1870-PA,
                         8/15/01 .............................        3,130,187
                       Federal National Mortgage Association,
                         REMIC Pass-Through Certificates,
          1,514        Trust 3, Class 1, 2/01/17 .............        1,217,466
          1,602        Trust 5, Class 1, 9/01/07 .............        1,334,710
            637        Trust 60, Class 1, 1/01/19 ............          506,341
            179        Trust 1991-G44, Class G44-H,
                         11/25/21 ............................          174,402
            355        Trust 1991-167, Class 167-B,
                         10/25/17 ............................          273,061


See Notes to Consolidated Financial Statements.

================================================================================
        PRINCIPAL
         AMOUNT                                                      VALUE
RATING*  (000)                     DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------

                       PRINCIPAL ONLY MORTGAGE-BACKED
                       SECURITIES (CONTINUED)
        $ 1,986        Trust 1993-48, Class 48-B,
                         4/25/08 .............................   $    1,671,968
            321        Trust 1993-151, Class 151-E,
                         5/25/23 .............................          281,660
          9,734        Trust 1993-257, Class 257-A,
                         6/25/23 .............................        9,246,274
          6,873        Trust 1994-8, Class 8-G,
                         11/25/23 ............................        6,193,232
          4,703        Trust 1994-53, Class 53-EA,
                         11/25/23 ............................        3,989,106
          3,453        Trust 1994-54, Class 54-B,
                         11/25/23 ............................        3,304,283
                                                                 --------------
                                                                     36,677,027
                                                                 --------------
                       COMMERCIAL MORTGAGE-BACKED
                       SECURITIES--2.8%
BBB       4,148        CBA Mortgage Corp.,
                         Series 1993-C1, Class D,
                         6.67%, 12/25/03 .....................        4,010,950
AAA       3,526        Mortgage Capital Funding, Inc.,
                         Series 1998-MC3, Class A1,
                         6.001%, 11/18/31 ....................        3,330,923
AAA       5,200        PaineWebber Mortgage Acceptance
                         Corp. IV, Series 1995-M1, Class A,
                         6.70%, 1/15/07** ....................        5,102,500
                       Resolution Trust Corp.,
AA        6,230          Series 1994-C1, Class C,
                         8.00%, 6/25/26 ......................        6,221,812
A         5,435        Series 1994-C2, Class D,
                         8.00%, 4/25/25 ......................        5,343,357
AAA      12,800        Structured Asset Securities Corp.,
                         Series 1996-CFL, Class B,
                         6.303%, 2/25/28 .....................       12,736,000
                                                                 --------------
                                                                     36,745,542
                                                                 --------------
                       ASSET-BACKED SECURITIES--10.8%
BBB       2,183        Amresco Securitized Interest,
                         Series 1996-1, Class A,
                         8.10%, 4/26/26** ....................        1,570,978
Aaa      21,096        Brazos Student Loan Financial Corp.,
                         Series 1998-A, Class A1,
                         6.46%, 6/01/06 ......................       21,026,919
                       Broad Index Secured Trust Offering,
Baa2     10,000          6.58%, 3/26/01 ......................        9,784,131
Baa2     10,000          7.149%, 9/09/01** ...................        9,981,250
AA        6,000        Chase Credit Card Master Trust,
                         Series 1997-2, Class A,
                         6.30%, 4/15/03 ......................        5,992,500
AA        5,723        Chase Manhattan Grantor Trust,
                         Series 1996-B, Class A,
                         6.61%, 9/15/02 ......................        5,717,647
AA       35,000@       Citibank Credit Card Trust,
                         Series 1996-1, Class A,
                         Zero Coupon, 2/07/03 ................       32,527,950
NR        5,892        Global Rated Eligible Asset Trust,
                         Series 1998-A, Class A-1,
                         7.33%, 3/15/06**/*** ................        1,767,548
AA       35,000        Honda Auto Lease Trust,
                         Series 1999-A, Class A3,
                         6.10%, 1/15/02 ......................       34,732,031
AA        7,000        IMC Home Equity Loan Trust,
                         Series 1998-3, Class A-9,
                         5.35%, 6/20/01 ......................          476,321
A         8,150        Newcourt Equipment Trust,
                         Series 1998-1, Class B,
                         5.97%, 4/20/05 ......................        8,030,243
AA       5,750@        Standard Credit Card Master Trust,
                         Series 1995-3, Class A,
                         7.85%, 2/07/02 ......................        5,758,984
                       Structured Mortgage Asset
                         Residential Trust,@@/***
NR        9,989        Series 1997-2, 8.24%, 3/15/06
                                                                      2,197,641
NR       11,016        Series 1997-3, 8.57%, 4/15/06                  2,423,565
                                                                 --------------
                                                                    141,987,708
                                                                 --------------
                       U.S. GOVERNMENT AND AGENCY
                       SECURITIES--27.9%
         25,000        Federal Home Loan Bank,
                         5.075%, 4/28/00 .....................       24,871,000
         25,000        Federal National Mortgage Association,
                         5.00%, 5/04/00 MTN ..................       24,945,375
                       U.S. Treasury Bonds,
         73,833@         3.625%, 4/15/28 (TIPS) ................     65,941,407
         11,000          5.25%, 11/15/28 - 2/15/29 .............      9,064,370
         35,000@         6.125%, 11/15/27 ......................     32,571,700
                       U.S. Treasury Notes,
        108,000@         4.50%, 9/30/00 ........................    106,767,720
          3,050          5.375%, 1/31/00 .......................      3,049,512
        100,000@         5.50%, 7/31/01 ........................     98,922,000
                                                                 --------------
                                                                    366,133,084
                                                                 --------------
                       ZERO COUPON BONDS--9.4%
                       U.S. Treasury Receipt,
          7,600          8/15/00 ...............................      7,334,760
         54,000          5/15/01 ...............................     49,710,240
                       Government Trust Certificates,
         35,925          Series 1-D, 11/15/00 ..................     34,001,468
         34,630          Series 2-F, 11/15/00 ..................     32,775,806
                                                                 --------------
                                                                    123,822,274
                                                                 --------------
                       TAXABLE MUNICIPAL BONDS--2.4%
AAA       1,000        KERN COUNTY CALIFORNIA PENSION
                         Obligation, 6.27%, 8/15/01 ..........          990,750
AAA       2,035        Long Beach California
                         Pension Obligation,
                         6.45%, 9/01/01 ......................        2,021,284
AAA       6,000        Los Angeles County California Pension
                         Obligation,
                         Series D, 6.38%, 6/30/01 ............        5,958,240
NR        5,630        Massachusetts Housing Fin. Agency,
                         Series 1991-B, 6.85%, 10/01/20 ......        5,151,957
                       New York City G.O.,
A-        5,000          Series 1, 6.40%, 3/15/01 ............        4,964,950
A-        5,000          Series 1, 7.24%, 4/15/01 ............        5,012,900


See Notes to Consolidated Financial Statements.

================================================================================
        PRINCIPAL
         AMOUNT                                                      VALUE
RATING*  (000)                     DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------

                       TAXABLE MUNICIPAL BONDS (CONTINUED)
Baa1    $ 1,000        New York State Environmental
                         Facility Auth., Series A,
                         6.62%, 3/15/01 ......................   $      992,660
Baa1      3,345        New York State Housing Fin. Agency,
                         Series B, 7.14%, 3/15/02 ............        3,324,395
Baa1      2,000        New York State Urban
                         Developement Corp.,
                         Series B, 6.90%, 4/01/01 ............        1,991,300
AA        1,000        St. Josephs Health Systems California,
                         Series A, 7.02%, 7/01/01 ............        1,000,130
                                                                 --------------
                                                                     31,408,566
                                                                 --------------
                       CORPORATE BONDS--26.5%
                       FINANCE & BANKING--16.0%
A3       1,300@        Amsouth Bancorp.,
                         6.75%, 11/01/25 .....................        1,243,632
A-        5,000        Aristar, Inc.,
                         7.25%, 6/15/01 ......................        5,001,950
                       Associates Corp.,
AA-       5,000          6.68%, 7/25/00 ......................        5,005,600
AA-       5,000          7.46%, 3/28/00 ......................        5,014,400
A+       10,000        AT&T Corp.,
                         5.74%, 6/30/01 ......................        9,829,500
Baa2      9,000        Capital One Bank,
                         6.26%, 5/07/01 ......................        8,849,790
A-       15,000        Donaldson, Lufkin & Jenrette,
                         5.625%, 2/15/16 .....................       14,769,300
BBB-     10,000        Franchise Finance Corp.,
                         7.00%, 11/30/00 .....................        9,882,400
A+        6,750        Goldman Sachs Group,
                         6.20%, 12/15/00** ...................        6,701,602
A3        5,000        Great Western Financial Corp.,
                         6.375%, 7/01/00 .....................        4,990,450
A         4,000        Household Financial Corp.,
                         7.45%, 4/01/00 ......................        4,005,440
                       Lehman Brothers Holdings, Inc.,
A         8,000          6.75%, 9/24/01 ......................        7,940,384
A        10,000          7.25%, 4/15/03 ......................        9,924,052
A1        5,700        Meridian Bancorp Inc.,
                         6.625%, 6/15/00 .....................        5,700,904
AA-      10,715        Merrill Lynch & Co., Inc.,
                         5.75%, 11/02/02 .....................       10,342,518
Aa3       3,800        Morgan Stanley Dean Witter
                         Discover, Inc.,
                         5.75%, 2/15/01 ......................        3,760,404
Aa2+     10,000        Nations Bank Corp.,
                         7.00%, 9/15/01 ......................       10,007,000
BBB+     10,000        PaineWebber Group Inc.,
                         5.81%, 6/08/01 ......................        9,789,440
A3       10,000          Popular Inc., 6.20%, 4/30/01 ........        9,855,100
A+        5,000        Prudential Funding Corp.,
                         6.00%, 5/11/01** ....................        4,944,250
BBB+      6,590        Ryder Systems Inc.,
                         9.25%, 5/15/01 ......................        6,718,813
                       Salomon Smith Barney Holdings Inc.,
Aa3      13,000          5.875%, 2/01/01 .....................       12,855,050
Aa3      12,500          6.625%, 11/30/00 ....................       12,466,500
Aa3       3,600          7.00%, 5/15/00 ......................        3,605,112
Aa3       1,925        Security Pacific Corp.,
                         11.00%, 3/01/01 .....................        2,011,124
A-       15,000        Transamerica Finance Corp.,
                         6.75%, 6/01/00 ......................       15,016,800
BB        5,500        Trinet Corporate Realty Trust,
                         7.30%, 5/15/01 ......................        5,318,170
A2        5,000        Union Planters National Bank,
                         6.76%, 10/30/01 .....................        4,972,050
                                                                 --------------
                                                                    210,521,735
                                                                 --------------
                       INDUSTRIALS--3.4%
BBB      10,000        Amerco Inc.,
                         7.49%, 9/18/01 ......................       10,073,500
BBB+      7,500        Erac USA Finance Co.,
                         7.00%, 6/15/00** ....................        7,510,441
A+       10,000        Ford Motor Credit Co.,
                         6.18%, 12/27/01 .....................        9,869,300
A-        2,505        ICI Wilmington Inc.,
                         8.75%, 5/01/01 ......................        2,543,577
A2          702        Kern River Funding Corp.,
                         6.42%, 3/31/01** ....................          698,555
                       Sears Roebuck & Co.,
A-        4,250          6.50%, 6/15/00 ......................        4,240,693
A-        5,000          7.29%, 4/24/00 ......................        5,009,150
BBB       4,550        WMX Technologies Inc.,
                         7.125%, 6/15/01 .....................        4,409,769
                                                                 --------------
                                                                     44,354,985
                                                                 --------------
                       UTILITIES--1.1%
BBB       9,000        Pacificorp Holdings Inc.,
                         6.75%, 4/01/01 ** ...................        8,960,310
BBB+      5,000        POTOMAC CAPITAL INVESTMENT CORP.,
                         6.73%, 8/09/00** ....................        5,000,000
                                                                 --------------
                                                                     13,960,310
                                                                 --------------
                       YANKEE--6.0%
                       African Development Bank,
Aa1       5,000          7.75%, 12/15/01 .....................        5,067,000
Aaa       3,350          8.625%, 5/01/01 .....................        3,433,984
NR        8,405        Banamex Remittance Master Trust,
                         Series 1996, 7.57%, 1/01/01** .......        8,363,271
BBB-     15,000        Empresa Electric Guacolda,
                         7.60%, 4/30/01** ....................       14,700,000
A+       18,000        Province of Quebec,
                         9.125%, 8/22/01 .....................       18,525,356
BBB      15,000        Republic of Argentina,
                         Zero Coupon, 4/15/01 ................       13,305,000
BB+       3,000        Republic of Colombia,
                         8.00%, 6/14/01 ......................        2,970,000
BBB-     12,000        Transpatadora de Gas,
                         10.25%, 4/25/01 .....................       12,090,000
                                                                 --------------
                                                                     78,454,611
                                                                 --------------
                       Total corporate bonds .................      347,291,641
                                                                 --------------


See Notes to Consolidated Financial Statements.

================================================================================
        PRINCIPAL
         AMOUNT                                                      VALUE
RATING*  (000)                     DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------

                       STRIPPED MONEY MARKET
                       INSTRUMENTS--8.2%
AAA     $65,000        Aim Prime Money Market Portfolio,
                         Zero Coupon, 1/02/01 ................   $   61,193,730
AAA      50,000        Goldman Sachs Money
                         Market Portfolio,
                         Zero Coupon, 1/02/01 ................       47,063,150
                                                                 --------------
                                                                    108,256,880
                                                                 --------------
        NOTIONAL
         AMOUNT
          (000)
        --------
                       CALL OPTIONS PURCHASED
        $200,000       Interest Rate Swap,
                         5.60% over 3 month LIBOR,
                         expires 8/07/00 .....................           61,550
                                                                 --------------
                         Total long-term investments
                         (cost $1,566,900,529) ...............    1,539,739,789
                                                                 --------------
        PRINCIPAL
         AMOUNT
          (000)
        --------
                       SHORT-TERM INVESTMENT--1.6%
                       DISCOUNT NOTE
        $20,630        Federal Farm Credit Bank,
                         5.56%, 1/18/00
                         (Amortized cost $20,617,315) ........       20,617,315
                                                                 --------------
                       Total investments before call options
                         written and investment
                         sold short -- 118.8%
                         (cost $1,587,517,844) ...............    1,560,357,104
                                                                 --------------
        NOTIONAL
         AMOUNT
          (000)
         -------
                       CALL OPTIONS WRITTEN--(0.2%)
                       Interest Rate Swap,
        $(300,000)     3 month LIBOR over 3 Year CMT,
                         expires 8/08/01 .....................       (1,457,841)
        (200,000)      3 month LIBOR over 5 Year CMT,
                         expires 8/12/01 .....................         (863,734)
                                                                 --------------
                         (premiums received $1,914,957) ......       (2,321,575)
        PRINCIPAL
         AMOUNT
          (000)
        --------
                       INVESTMENT SOLD SHORT--(3.4%)
        $(47,500)      U.S. Treasury Bonds,
                         6.125%, 8/15/29
                         (proceeds received $46,282,812) .....      (45,280,800)
                                                                 --------------
                       Total investments, net of call options
                         written and investment sold
                           short--115.2%
                         (cost $1,539,320,075) ...............    1,512,754,729
                       Liabilities in excess of other
                         assets--(15.2)% (199,480,600)
                                                                 --------------
                         NET ASSETS--100% ....................   $1,313,274,129
                                                                 ==============

----------
    * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
   ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  *** Illiquid securities representing 0.42% of portfolio assets.
    @ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.
   @@ Security is restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $7,351,917.


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS

   CMT --  Constant Maturity Treasury.
   G.O.--  General Obligation.
  LIBOR--  London InterBank Offer Rate.
  REMIC--  Real Estate Mortgage Investment Conduit.
   TIPS--  Treasury Inflation Protection Security.
--------------------------------------------------------------------------------


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES
DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments at value
  (cost $1,587,517,844) (Note 1) ............................    $1,560,357,104
Cash ........................................................           913,740
Receivable for investments sold .............................        79,755,134
Deposits with brokers as collateral
  for investments sold short (Note 1) .......................        46,659,011
Interest receivable .........................................        15,119,133
Interest rate caps, at value
  (amortized cost $1,652,609) (Note 1) ......................         1,848,504
                                                                 --------------
                                                                  1,704,652,626
                                                                 --------------

LIABILITIES
Reverse repurchase agreements (Note 4) ......................       332,985,250
Investments sold short, at value
  (proceeds $46,282,812) (Note 1) ...........................        45,280,800
Dividends payable ...........................................         3,550,265
Payable for investments purchased ...........................         2,831,989
Call options written, at value
  (premium received $1,914,957) (Note 1) ....................         2,321,575
Investment advisory fee payable (Note 2) ....................           449,963
Due to broker-variation margin ..............................           375,006
Administration fee payable (Note 2) .........................           112,491
Unrealized depreciation on credit default swaps
  (Notes 1 & 3) .............................................            11,042
Other accrued expenses ......................................         3,460,116
                                                                 --------------
                                                                    391,378,497
                                                                 --------------
                                                                 $1,313,274,129
                                                                 ==============
NET ASSETS

Net assets were comprised of:
  Common stock, at par (Note 5) .............................    $    1,420,106
  Paid-in capital in excess of par ..........................     1,332,574,500
                                                                 --------------
                                                                  1,333,994,606
  Undistributed net investment income .......................        81,719,291
  Accumulated net realized loss .............................       (75,765,278)
  Net unrealized depreciation ...............................       (26,674,490)
                                                                 --------------
  Net assets, December 31, 1999 .............................    $1,313,274,129
                                                                 ==============

Net asset value per share:
  ($1,313,274,129 / 142,010,583 shares of
  common stock issued and outstanding) ......................             $9.25
                                                                          =====

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED
DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of premium amortization
    of  $4,755,333 and interest expense
    of $14,018,113) .........................................    $   18,273,481
                                                                 --------------
Operating expenses
  Investment advisory .......................................         2,675,165
  Administration ............................................           668,792
  Custodian .................................................           162,000
  Reports to shareholders ...................................           127,000
  Legal .....................................................           127,000
  Independent accountants ...................................            51,000
  Transfer agent ............................................            51,000
  Directors .................................................            40,000
  Registration ..............................................            60,000
  Miscellaneous .............................................           146,015
                                                                 --------------
    Total operating expenses ................................         4,107,972
                                                                 --------------
  Net investment income before excise tax ...................        14,165,509
    Excise tax ..............................................         3,006,825
                                                                 --------------
  Net investment income .....................................        11,158,684
                                                                 --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss) on:
  Investments ...............................................          (474,995)
  Short sales ...............................................         2,169,862
  Options ...................................................           306,850
  Swaps .....................................................         3,261,750
  Futures ...................................................        (4,461,249)
                                                                 --------------
                                                                        802,218
                                                                 --------------
Net change in unrealized appreciation
(depreciation) on:
Investments .................................................        (3,142,052)
Short sales .................................................         1,952,509
Options written .............................................        (2,164,373)
Interest rate caps ..........................................           924,499
Swaps .......................................................           (98,495)
Futures .....................................................         1,453,960
                                                                 --------------
                                                                     (1,073,952)
                                                                 --------------
Net loss on investments .....................................          (271,734)
                                                                 --------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ...................................    $   10,886,950
                                                                 ==============


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
SIX MONTHS ENDED
DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES

Net increase in net assets resulting from
operations ..................................................    $   10,886,950
                                                                 --------------
Decrease in investments .....................................       297,823,098
Net realized gain ...........................................          (802,218)
Increase in unrealized depreciation .........................         1,073,952
Increase in unrealized depreciation on
  credit default rate swaps ...................................          11,042
Decrease in unrealized appreciation on
  interest rate swaps .........................................          87,453
Decrease in interest receivable .............................           437,086
Increase in receivable for investments sold .................       (78,763,208)
Decrease in deposits with brokers for
  investments sold short ......................................      20,403,489
Decrease in other assets ....................................           674,608
Decrease in payable for investments purchased ...............       (54,587,343)
Increase in call options written ............................         2,320,871
Decrease in interest rate caps ..............................        (2,651,151)
Decrease in payable for investments sold short ..............       (21,203,760)
Decrease in broker-variation margin .........................          (845,165)
Increase in dividends payable ...............................         3,300,059
Increase in accrued expenses and other
  liabilities .................................................       3,099,447
                                                                 --------------
  Total adjustments .........................................       170,378,260
                                                                 --------------
Net cash flows provided by operating
activities ..................................................    $  181,265,210
                                                                 ==============

INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities .............    $  181,265,210
                                                                 --------------
Cash flows used for financing activities:
Decrease in reverse repurchase agreements ...................      (149,609,096)
Cash dividends paid .........................................       (30,745,053)
                                                                 --------------
Net cash flows used for financing activities ................      (180,354,149)
                                                                 --------------
Net increase in cash ........................................           911,061
Cash at beginning of period .................................             2,679
                                                                 --------------
Cash at end of period .......................................    $      913,740
                                                                 ==============

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENTS OF
CHANGES IN NET ASSETS
(UNAUDITED)
--------------------------------------------------------------------------------

                                             SIX MONTHS              YEAR
                                                ENDED                ENDED
                                             DECEMBER 31,          JUNE 30,
                                                 1999                1999
                                           ---------------      ---------------
INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income ..............     $    11,158,684      $    75,700,234
  Net realized gain (loss) on
    investments ......................             802,218           (3,096,459)
  Net change in unrealized
    appreciation/depreciation
    on investments ...................          (1,073,952)         (33,884,583)
                                           ---------------      ---------------
Net increase
in net assets resulting
from operations ......................          10,886,950           38,719,192
Dividends from net
investment income ....................         (30,745,053)         (56,746,965)
                                           ---------------      ---------------
Total decrease .......................         (19,858,103)         (18,027,773)

NET ASSETS
Beginning of period ..................       1,333,132,232        1,351,160,005
                                           ---------------      ---------------
End of period (including
  undistributed net investment
  income of $81,719,291 and
  $98,497,981, respectively) .........     $ 1,313,274,129      $ 1,333,132,232
                                           ===============      ===============


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                    SIX MONTHS
                                                        ENDED
                                                    DECEMBER 31,                          YEAR ENDED JUNE 30,
                                                    ----------     ----------------------------------------------------------------
                                                       1999           1999          1998          1997         1996         1995
                                                    ----------     ----------    ----------    ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........    $     9.39     $     9.51    $     9.10    $     8.68   $     8.72   $     8.32
                                                    ----------     ----------    ----------    ----------   ----------   ----------
  Net investment income (net of interest
  expense of $0.10, $0.14, $0.21, $0.25,
 $0.22 and $0.27, respectively) ................          0.08           0.54          0.56          0.62         0.58         0.61
  Net realized and unrealized gain (loss) ......            --          (0.26)         0.25          0.20        (0.17)        0.42
                                                    ----------     ----------    ----------    ----------   ----------   ----------
Net increase from investment operations ........          0.08           0.28          0.81          0.82         0.41         1.03
                                                    ----------     ----------    ----------    ----------   ----------   ----------
Dividends from net investment income ...........         (0.22)         (0.40)        (0.40)        (0.40)       (0.45)       (0.63)
                                                    ----------     ----------    ----------    ----------   ----------   ----------
Net asset value, end of period* ................    $     9.25     $     9.39    $     9.51    $     9.10   $     8.68   $     8.72
                                                    ==========     ==========    ==========    ==========   ==========   ==========
Market value, end of period* ...................    $    8.875     $     9.00    $     8.81    $     8.13   $     7.63   $     7.50
                                                    ==========     ==========    ==========    ==========   ==========   ==========
TOTAL INVESTMENT RETURN+ .......................          1.02%          6.72%        13.59%        12.07%        7.83%        1.61%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses .............................          0.62%       ++0.60%          0.59%         0.63%        0.64%        0.63%
Operating expenses and interest expense ........          2.73%++  2.06%2.80%          3.47%         3.17%        3.89%
Operating expenses, interest expense
  and excise taxes .............................          3.18%       ++2.26%          2.95%         3.53%        3.17%        3.89%
Net investment income ..........................          2.95%++  5.58%5.96%          7.04%         6.57%        7.28%

SUPPLEMENTAL DATA:
Average net assets (in thousands) ..............    $1,323,044     $1,356,648    $1,327,288    $1,261,766   $1,248,679   $1,181,411
Portfolio turnover .............................            50%           133%          307%          110%         216%         107%
Net assets, end of period (in thousands) .......    $1,313,274     $1,333,132    $1,351,160    $1,292,884   $1,232,802   $1,238,389
Reverse repurchase agreements outstanding,
  end of period (in thousands) .................    $  332,985     $  482,594    $   88,476    $  595,783   $  352,757   $  489,335
Asset coverage+++ ..............................    $    4,944     $    3,762    $   16,271    $    3,170   $    4,495   $    3,531

----------
* Net asset value and market value are published in BARRON's each Saturday and THE WALL STREET JOURNAL each Monday.
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.
++   Annualized.
+++  Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the unaudited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &
ACCOUNTING
POLICIES

The BlackRock 2001 Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The primary investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about June 30, 2001. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   On October 17, 1997, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BLK Subsidiary, Inc. These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after elimination of all intercompany transactions and balances.

   The following is a summary of significant accounting policies followed by the
Trust:

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervisionand responsibility of the Trust's Board of Directors.

   Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

REPURCHASE AGREEMENT: In connection with transactions in repurchase agreements, the Trusts custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   Credit default swaps involve the receipt or payment of fixed amounts at a specified rate times the notional amount in exchange for the payment or receipt of an amount only upon a credit event of the underlying security. See note 3 for a summary of open swap agreements as of December 31, 1999.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non- performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the swap option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

 Swap options may be used by the Trust to manage the duration of the Trusts portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

   The Trust did not engage in securities lending during the period ended December 31, 1999.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trusts portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequentlyadjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trusts leverage provides extra income in a period of falling rates. Selling floors reduces some of the advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes discount on securities purchased using the interest method.

TAXES: It is the Trusts intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amount.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITOL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $2,807,679 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Advisor"), a wholly-owned subsidiary of BlackRockAdvisors Inc., which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Bank Corp. The Trust has an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.40% of the Trusts average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trusts average weekly net assets.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO
SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended December 31, 1999 aggregated $733,322,037 and $926,947,158, respectively.

   The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1999, the Trust held 5.3% of its portfolio assets in restricted securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services,Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Securities, Inc.

   The federal income tax basis of the Trusts investments at December 31, 1999 was substantially the same as the basis for financial reporting and accordingly, net unrealized depreciation for federal income tax purposes was $26,674,490 (gross unrealized appreciation--$26,840,365; gross unrealized depreciation--$53,514,855).

   Details of open financial futures contracts at December 31, 1999 are as follows:

                       VALUE AT    VALUE AT
NUMBER OF             EXPIRATION     TRADE      DECEMBER 31,       UNREALIZED
CONTRACTS      TYPE      DATE        DATE          1999           DEPRECIATION
---------      ----   ----------   --------     -----------       ------------
Long position:

               30 Yr.   3/2000    $68,497,125   $68,203,125        $(294,000)
   750         T-Bond                                              =========

   Details of the interest rate cap held at December 31, 1999 are as follows:

NOTIONAL                                VALUE AT
 AMOUNT  FIXED  FLOATING  TERMINATION   AMORTIZED    DECEMBER 31,    UNREALIZED
  (000)  RATE     RATE        DATE        COST          1999        APPRECIATION
 ------  -----  --------  -----------   ---------    ------------    ----------
 120,000 6.00%  3-month     2/19/02    $1,652,609     $1,848,504     $ 195,895
                LIBOR                                                =========

   Details of open credit default swaps at December 31, 1999 are as follows:

NOTIONAL
 AMOUNT                                                           NET UNREALIZED
  (000)     TERMS                                                  DEPRECIATION
  -----     -----                                                  ------------
  Sold:
 $(15,000)  An  agreement  with  Salomon   BrothersInternational     $(10,920)
            Limited  dated July 16, 1999 (trade date) to receive
            1.68% per year times the notional amount. The fund makes a payment only upon a credit event with respect to News America Holdings, the referenced security in the contract, of the notional amount.
            The scheduled termination date is June 15, 2001.



(15,000)    An  agreement  with  Salomon   BrothersInternational         (122)
            Limited  dated July 20, 1999 (trade date) to receive
            1% per year  times  the  notional  amount.  The fund
            makes  a  payment  only  upon a  credit  event  with
            respect  to  MCI  Worldcom   Inc.,   the  referenced
            security in the  contract,  of the notional  amount.
            The scheduled termination date is June 15, 2001.

                                                                     --------
                                                                     $(11,042)
                                                                     ========

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trusts Board of Directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended December 31, 1999, was approximately $439,558,194 at a weighted average interest rate of approximately 4.96%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period, was $613,051,938 as of August 31, 1999 which was 27.93% of total assets.

DOLLAR ROLLS: The Trust enters into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities.The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not enter into dollar rolls during the six months ended December 31, 1999.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorizes. Of the 142,010,583 common shares out-standing at December 31, 1999, the Advisor owned 10,583 shares.

--------------------------------------------------------------------------------
                        THE BLACKROCK 2001 TERMTRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

   Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

   The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

   The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at
(800) 699-1BFM or BlackRock Financial Management, Inc. at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

   We have transitioned into the Year 2000, and it is business as usual at BlackRock.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock 2001 TermTrust Inc.'s primary investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about June 30, 2001.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. is an SEC-registered investment advisor. As of December 31, 1999, BlackRock and its affiliates (together, "BlackRock") managed $165 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $27 billion family of open-end funds. BlackRock manages over 580 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB") or determined by the advisor to be of equivalent credit quality. Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The advisor will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2001. At the Trust's termination, the Advisor expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank &Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interest of shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BTM) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

NON-U.S. SECURITIES. The Trust may invest up to 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE         Mortgage  instruments with interest rates that adjust at
MORTGAGE-BACKED         periodic  intervals  at a fixed  amount  relative to the
SECURITIES (ARMS):      market   levels  of  interest   rates  as  reflected  in
                        specified indexes. ARMs are backed by mortgage loans secured by real property.

ASSET-BACKED            Securities  backed by various types of receivables  such
SECURITIES:             as automobile and credit card receivables.

CLOSED-END FUND:        Investment vehicle which initially offers a fixed number
                        of  shares  and  trades  on a stock  exchange.  The fund
                        invests in a portfolio of securities in accordance  with
                        its   stated   investment   objectives   and   policies.

COLLATERALIZED          Mortgage-backed securities which separate mortgage pools
MORTGAGE OBLIGATIONS    into short-,  medium-,  and  long-term  securities  with
(CMOS):                 different   priorities  for  receipt  of  principal  and
                        interest. Each class is paid a fixed or floating rate of
                        interest   at   regular   intervals.   Also   known   as
                        multiple-class mortgage pass-throughs.

COMMERCIAL              Mortgage-backed securities secured or backed by mortgage
MORTGAGE BACKED         loans on commercial properties.
SECURITIES (CMBS):

DISCOUNT:               When a fund's net asset value is greater  than its stock
                        price, the fund is said to be trading at a discount.

DIVIDEND:               Income  generated  by  securities  in  a  portfolio  and
                        distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:  Shareholders   may  elect  to  have  all  dividends  and
                        distributions of capital gains automatically reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                   Government   National  Mortgage   Association,   a  U.S.
                        government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:  Securities issued or guaranteed by the U.S.  government, or one of its agencies or instrumentalities, such as GNMA and FHLMC.

INTEREST-ONLY           Mortgage securities including CMBS that receive only the
SECURITIES:             interest cash flows from an underlying  pool of mortgage
                        loans or underlying pass-through securities.

INVERSE-FLOATING        Mortgage   instruments   with  coupons  that  adjust  at
RATE  MORTGAGES:        periodic  intervals  according  to a formula  which sets
                        inversely with a market level interest rate index.

MARKET PRICE:           Price per share of a security  trading in the  secondary
                        market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:  A mortgage  dollar  roll is a  transaction  in which the
                        Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS: Mortgage-backed  securities  issued by FNMA, FHLMC, GNMA or FHA.

NET ASSET VALUE (NAV):  Net  asset  value  is  the  total  market  value  of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated WEEKLY AND PUBLISHED IN BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY          Mortgage securities that receive only the principal cash
SECURITIES:             flows  from an  underlying  pool of  mortgage  loans  or
                        underlying pass-through securities.

PROJECT LOANS:          Mortgages  for   multi-family,   low-  to  middle-income
                        housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:              Securities  issued  in  connection  with  collateralized
                        mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.


REVERSE                 In a  reverse  repurchase  agreement,  the  Trust  sells
REPURCHASE AGREEMENTS:  securities  and agrees to repurchase  them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE       Arrangements in which a pool of assets is separated into
BACKED SECURITIES:      two classes that receive  different  proportions  of the
                        interest and principal distributions from underlying mortgage-backed securities. IO's and PO's are examples of strips.

BLACKROCK


DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

   The accompanying financial statements as of December 31, 1999 were not audited and accordingly, no opinion is expressed on them.

                       THE BLACKROCK 2001 TERM TRUST INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                               51 West 52nd Street
                               New York, NY 10019
                                 (800) 227-7BFM







THE BLACKROCK
2001 TERM TRUST INC.
=====================
CONSOLIDATED
SEMI-ANNUAL REPORT
DECEMBER 31, 1999


                                                                     092477-10-8

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